Supplement Dated September 5, 2018
To The Statement of Additional Information
Dated August 13, 2018

JNL® Investors Series Trust

Unless otherwise noted, all changes are effective immediately.

Effective August 20, 2018, on page 38, in the section entitled, "Trustees and Officers of the Trust," please add the following row to the Officer's table:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Richard J. Gorman (53) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of an investment company advised by Harris Associates L.P. (6/2006 to 1/2018)

Effective August 20, 2018, on page 39, in the section entitled, "Trustees and Officers of the Trust," please delete the table row for Joseph B. O'Boyle in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Joseph B. O'Boyle (56) 1 Corporate Way Lansing, MI 48951	Vice President (8/2018 to present and 1/2018 to 5/2018) Acting Chief Compliance Officer (5/2018 to 8/2018) Acting Anti-Money Laundering Officer (5/2018 to 8/2018)
Principal Occupation(s) During Past 5 Years:
Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (8/2018 to present and 1/2018 to 5/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to present and 5/2018 to 8/2018), Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

On page 60, in the section entitled, "Purchases, Redemptions and Pricing of Shares," please delete the fifth paragraph in the entirety and replace with the following:

The per share NAV of the Funds is determined by dividing the total value of the securities and other assets, less liabilities of each Fund's share class, by the total number of shares outstanding per share class.  In determining per share NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.  Securities that are traded on the OTC market are valued at their closing bid prices.  The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation.  The Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers.  Short-term securities maturing within sixty (60) days are valued on the amortized cost basis.  To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV.

This Supplement is dated September 5, 2018.